SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):         Commission File Number
         July 3, 2001                                             0-7674
                                                                  ------


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Texas                                                   75-0944023
-----------------------                                   ----------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
                   (Address of Executive Offices and Zip Code)

                  Registrant's Telephone Number (915) 627-7155

ITEM 5.  Other Events

     On July 3, 2001, First Financial Bankshares, Inc. (the "Company") acquired all of the shares of City Bancshares, Inc. ("City Bancshares") pursuant to a Stock Purchase Agreement (the "Purchase Agreement") previously entered into on April 10, 2001. Pursuant to the Purchase Agreement, the Company paid $16,500,000 for all of the outstanding shares of City Bancshares. Prior to closing under the Purchase Agreement, the Company obtained the approval of the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities.

     City Bancshares is a Texas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended. City Bancshares through its subsidiary City Delaware Financial Corporation ("City Delaware") is the owner of City National Bank. City Bancshares owns 100% of the issued and outstanding capital stock of City Delaware, a Delaware corporation and bank holding company, which owns 100% of the issued and outstanding capital stock of City National Bank, a national banking association. City Bancshares and City National Bank are located in the City of Mineral Wells, Palo Pinto County, Texas, approximately 50 miles due west of Fort Worth, Texas. City National Bank does not offer trust services. City National Bank provides a full range of both commercial and consumer banking services, including loans, checking accounts, savings programs, safe deposit facilities, access to automated teller machines and credit card programs. City National Bank was chartered in 1925 and as of June 30, 2001, had assets totaling $91,461,000 and shareholders' equity of $8,447,833.

     Pursuant to prior regulatory approvals, and conditioned upon compliance with Texas and Delaware corporations laws, City Delaware will be merged into City Bancshares, and thereafter, City Bancshares will be merged into First Financial Bankshares of Delaware, Inc., a Delaware corporation and bank holding company, ("FFB Delaware"), the Company's wholly owned subsidiary. Upon completion of the aforedescribed mergers, City National Bank will become a direct subsidiary of FFB Delaware.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST FINANCIAL BANKSHARES, INC.
                                              (Registrant)



DATE:  July 10, 2001                      By:  /S/Curtis R. Harvey
                                               ----------------------------
                                               CURTIS R. HARVEY
                                               Executive Vice President and
                                               Chief Financial Officer